                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12.

                            SPECTRALINK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            SPECTRALINK CORPORATION
                              5755 CENTRAL AVENUE
                            BOULDER, COLORADO 80301


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear SpectraLink Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of SpectraLink Corporation to be held at the Regal Harvest House, 1345 28th Street, Boulder, Colorado, on Tuesday, May 12, 1998, at 10:00 a.m. local time, for the following purposes:

         1. To elect a board of directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

         2. To amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock available for purchase thereunder to 800,000 and to add a provision for annual replenishment of Common Stock issued during the year.

         3. To amend the Company's Stock Option Plan to increase the number of shares of Common Stock available for grant thereunder to 5,000,000.

         4. To ratify the selection of Arthur Andersen LLP, independent public accountants, as auditors for the Company for the fiscal year ending December 31, 1998.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         All stockholders are welcome to attend the meeting, although only stockholders of record at the close of business on March 13, 1998 will be entitled to notice of and to vote at the meeting.

         Shares can be voted at the meeting only if the holder is present or represented by proxy. Even if you plan to attend the meeting, you are urged to date and sign the enclosed proxy and return it promptly in the accompanying envelope so that the presence of a quorum will be assured. The giving of a proxy does not affect your right to vote in person if you attend the meeting. However, if you intend to vote at the annual meeting and your shares are held of record by a broker, bank or other nominee, you must bring a letter to the annual meeting from the broker, bank or nominee which confirms beneficial ownership. Additionally, in order to vote at the annual meeting, you must obtain a proxy issued in your name from the record holder.


                                        By Order of the Board of Directors,


                                        William R. Mansfield, Secretary
April 10, 1998

                            SPECTRALINK CORPORATION
                              5755 CENTRAL AVENUE
                            BOULDER, COLORADO 80301

                                PROXY STATEMENT

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 1998


         This statement is furnished in connection with the solicitation of proxies by the Board of Directors from holders of the outstanding shares of Common Stock of SpectraLink entitled to vote at the Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy are being mailed to stockholders on or about April 10, 1998. A copy of the Company's Annual Report for 1997 is being mailed to all stockholders with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

         The Company's Board has fixed the close of business on March 13, 1998, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding and entitled to vote 19,212,956 shares of Common Stock. Holders of Common Stock are entitled to one vote for each share of record held on the record date with respect to matters on which the holder is entitled to vote.

         The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock as of the record date constitutes a quorum and is required in order for the Company to conduct business at the Annual Meeting. The majority being present, the election of each nominee for Director requires a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve or ratify the other proposals described below. Abstentions and broker non-votes are counted towards a quorum. Abstentions are counted in the tabulations of the votes cast, but broker non-votes on any proposal are not considered to be represented at the meeting as to such proposal and therefore are not counted for purposes of determining whether a proposal has been approved.


                           1.  ELECTION OF DIRECTORS

         Two of the directors, Mr. Robert Cohn and Mr. John Jarve have decided to retire from the Board. We would like to express our appreciation for their years of dedicated service on the Board. Pursuant to the Company's Bylaws, the Board has fixed the number of directors at four, effective as of the annual meeting. The Directors are to be elected by the holders of the Company's Common Stock, to serve until the next Annual Meeting and until their successors are elected and qualified. Unless instructions to the contrary are received, proxies received in response to this solicitation will be voted in favor of the nominees listed below. If any nominee should become unavailable for election, the shares represented by the enclosed proxy will be voted for such substitute nominee as may be proposed by the Board.

==========================================================================================
  Name, Age and Position with    Director     Principal Occupation During Past Five Years
          the Company              Since                and Other Directorships
==========================================================================================
Bruce M. Holland, 46               1990     President and Chief Executive Officer of
President, Chief Executive                  SpectraLink since 1990; Director of Exabyte
Officer and Director                        Corporation.
------------------------------------------------------------------------------------------
Carl D. Carman, 61                 1990     General Partner in Hill, Carman Ventures since
Director                                    1989; Director of Symantec Corporation.
------------------------------------------------------------------------------------------
Burton J. McMurtry, 63             1990     General Partner of various limited
Director                                    partnerships that, in turn, are general
                                            partners of various Technology Venture
                                            Investors venture capital partnerships since
                                            1980; Director of Aradigm Corporation and
                                            Intuit, Inc.
------------------------------------------------------------------------------------------
F. Gibson Myers, Jr., 55           1991     General Partner in Mayfield Fund's partnership
Director                                    funds since 1970.
==========================================================================================



         The Board of Directors met five times during 1997. Each director attended at least 75% of the meetings of the Board of Directors, as well as of the meetings of the Committees on which he served, except for Mr. Robert Cohn.


COMMITTEES

         The Board of Directors has Audit and Compensation Committees. The Compensation Committee consists of Messrs. Jarve and McMurtry. The Compensation Committee recommends to the Board of Directors the compensation to be paid to employees of the Company and administers the Company's various employee benefit plans. The Committee met once during 1997.

         The Audit Committee confers periodically with management and the Company's independent public accountants in connection with the preparation of financial statements and audits thereof and the maintenance of proper financial records and controls. The Audit Committee makes recommendations to the Board of Directors with respect to the foregoing and brings to the attention of the Board any criticism and recommendations that the independent public accountants or the Audit Committee itself may suggest. The Audit Committee consists of Messrs. Carman and Myers. The Committee met five times during 1997.

EXECUTIVE OFFICERS

=================================================================================================
Name, Age and Position with the Company       Principal Occupation During Past Five Years
-------------------------------------------------------------------------------------------------
Bruce M. Holland, 46                          President and Chief Executive Officer of
President, Chief Executive Officer            SpectraLink since 1990.
-------------------------------------------------------------------------------------------------
Gary L. Bliss, 47                             Vice President of Engineering of SpectraLink since
Vice President of Engineering                 1990.
-------------------------------------------------------------------------------------------------
Michael P. Cronin, 41                         Vice President of Sales and Marketing of
Vice President of Sales & Marketing           SpectraLink since August 1997; Vice President,
                                              North American Sales, of VTEL Corporation from 1994
                                              to 1997; Vice President, Regional Sales, of
                                              Compression Labs from 1992 to 1994.
-------------------------------------------------------------------------------------------------
E. Ronald Elswick, 54                         Vice President of Operations of SpectraLink since
Vice President of Operations                  1991.
-------------------------------------------------------------------------------------------------
William R. Mansfield, 53                      Vice President of Finance & Administration, Chief
Vice President of Finance & Administration,   Financial Officer and Secretary of SpectraLink
Chief Financial Officer & Secretary           since November, 1995.  Executive Vice President of
                                              OneComm Corp. from 1994 to 1995.  Senior Vice
                                              President of Finance of PrairieTek Corp. from 1990
                                              to 1993.
=================================================================================================



        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to beneficial ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each of the Company's directors; (iii) the Company's Chief Executive Officer and each of the Named Executive Officers; and (iv) the Company's directors and executive officers as a group. All such information is given as of December 31, 1997, unless otherwise indicated.

                                                               SHARES          PERCENTAGE OF
                                                            BENEFICIALLY     OUTSTANDING COMMON
    NAME AND ADDRESS OF BENEFICIAL OWNER                      OWNED(1)             STOCK
    ------------------------------------                    ------------     ------------------
Technology Venture Investors (2)                             3,909,078             20.4%
         2480 Sand Hill Road, Suite 101
         Menlo Park, CA 94025

Mayfield VI (3)                                              2,354,619             12.3
         2800 Sand Hill Road, Suite 250
         Menlo Park, CA 94025

The Hill Partnership III (6)                                 1,880,681              9.8
         885 Arapahoe Avenue
         Boulder, CO 80302

Franklin Resources, Inc. (4)                                 1,469,900              7.7
         777 Mariner Island Blvd.
         San Mateo, CA  94403

Entities Managed by                                          1,029,881              5.4
Hancock Venture Partners, Inc. (5)
         One Financial Center, 44th Floor
         Boston, MA 02111

Menlo Ventures IV, L.P.                                      1,452,051              7.6
         3000 Sand Hill Road
         Building 4, Suite 100
         Menlo Park, CA 94025

Carl D. Carman (6)                                           1,920,681             10.0

Robert Cohn (7)                                                 87,500                *

John W. Jarve (8)                                            1,452,051              7.6

Burton J. McMurtry (2)                                       3,909,078             20.4

F. Gibson Myers, Jr. (3)                                     2,354,619             12.3

Bruce M. Holland (9)                                         2,062,499             10.7

Gary L. Bliss (10)                                             601,887              3.1

Michael P. Cronin (11)                                               0                *

E. Ronald Elswick (12)                                         211,157              1.1

William R. Mansfield (13)                                      121,315                *

William J. Palumbo (14)                                        546,609              2.8

All directors and executive officers as a group
  (11 persons) (15)                                         13,267,396             67.8

*less than 1%

(1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) Consists of 1,030,226 shares held by Technology Venture Investors-3, L.P., 19,775 shares held by TVI Management-3, L.P. and 2,859,077 shares held by Technology Venture Investors-IV as nominee for certain other TVI partnerships. Mr. McMurtry, a director of the Company, is a general partner of partnerships which are the general partner of various TVI and certain other partnerships and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. McMurtry disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interests in the entities referred to herein.

(3) Consists of 90,036 shares held by Mayfield Associates and 2,264,583 shares held by Mayfield VI. Mr. Myers, a director of the Company, is a general partner of Mayfield Associates and Mayfield VI and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Myers disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interests in the entities referred to herein.

(4) Consists of 1,469,900 shares held Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisors, Inc., reported to the Company on Schedule 13G, filed on February 9, 1998, with the Securities and Exchange Commission.

(5) Consists of 1,029,881 shares held by Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc., and Hancock Venture Partners, Inc., reported to the Company on Schedule 13G, filed on February 11, 1998, with the Securities and Exchange Commission.

(6) Consists of 1,880,681 shares held by The Hill Partnership III and 40,000 shares held by Mr. Carman. Mr. Carman, a director of the Company, is a general partner of Hill, Carman Ventures, the general partner of The Hill Partnership III and, as such, may be deemed to share voting and investment power with respect to shares held by the Hill Partnership III. Mr. Carman disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interest in the Hill Partnership III.

(7) Consists of 43,750 shares held by a family trust and 43,750 shares held by a second family trust as to which Mr. Cohn disclaims beneficial ownership.

(8) Mr. Jarve, a director of the Company, is a general partner of MV Management IV, L.P., the general partner of Menlo Ventures IV, L.P., and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Jarve disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interests in the entities referred to herein.

(9) Includes 30,000 shares held by Mr. Holland's wife as to which he disclaims beneficial ownership. Also includes 112,499 shares issuable upon exercise of options.

(10)     Includes 73,437 shares issuable upon exercise of options.

(11)     Includes 0 shares issuable upon exercise of options.

(12)     Includes 55,208 shares issuable upon exercise of options.

(13)     Includes 108,437 shares issuable upon exercise of options.

(14)     Includes 76,562 shares issuable upon exercise of options.

(15)     Includes 426,143 shares issuable upon exercise of options.


                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding the compensation earned for services rendered in all capacities to the Company for the three fiscal years ended December 31, 1997 by the Company's Chief Executive Officer and each of the other executive officers whose compensation exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                       ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                                                 ----------------------------------------
                                                                            SECURITIES
                                                                            UNDERLYING         ALL OTHER
  NAME AND PRINCIPAL                                                         OPTIONS             COMP-
       POSITION              YEAR      SALARY($)     BONUS($)    OTHER($)  GRANTED (#)        ENSATION($)
                             ----      ---------     --------    --------  -----------        -----------
Bruce M. Holland,            1997      $137,394         $0        $323         100,000        $ ---
Chief Executive              1996       133,706        ---         ---             ---          ---
Officer and President        1995       121,551        ---         ---         150,000          ---

Gary L. Bliss, Vice          1997       131,158          0         301          75,000          ---
President of                 1996       127,629        ---         ---             ---          ---
Engineering                  1995       121,551        ---         ---          75,000          ---

E. Ronald Elswick,           1997       129,715          0         491          75,000          ---
Vice President of            1996       126,264        ---         ---             ---          ---
Operations                   1995       120,394        ---         ---          50,000          ---

William R. Mansfield,        1997       130,996        ---        498           40,000          ---
Chief Financial              1996       127,644        ---         ---             ---          ---
Officer(1)                   1995        12,110        ---         ---         175,000          ---

William J. Palumbo,          1997       131,458      1,092       8,801          50,000          ---
Former Vice President        1996       127,629     15,281      10,500             ---          ---
of Sales and Marketing       1995       121,551     50,228      11,000          75,000          ---

Michael P. Cronin            1997        49,688     75,503(3)    3,216         200,000          ---
Vice President of
Sales and Marketing(2)

(1)      Mr. Mansfield began working for the Company in November 1995.
(2)      Mr. Cronin began working for the Company in August 1997.
(3)      Includes $70,000 bonus in lieu of relocation allowance.

OPTION GRANTS

         The following table contains information concerning the stock options granted under the Company's Stock Option Plan to each of the Named Executive Officers during the fiscal year ended December 31, 1997.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                              -------------------------------------------------------
                                            PERCENT OF
                              NUMBER OF       TOTAL                                       POTENTIAL REALIZABLE
                              SECURITIES     OPTIONS                                     VALUE AT ASSUMED ANNUAL
                              UNDERLYING    GRANTED TO                                    RATES OF STOCK PRICE
                               OPTIONS      EMPLOYEES     EXERCISE OR                    APPRECIATION FOR OPTION
                               GRANTED      IN FISCAL         BASE         EXPIRATION            TERM(2)
            NAME                (#)(1)         YEAR       PRICE/SHARE        DATE           5%            10%
---------------------------   ------------------------------------------------------------------------------------
Bruce M. Holland               100,000 (4)     13.0          $4.00          2/26/05      $190,982       $457,436
Gary L. Bliss                   56,250 (3)      7.3           4.00          2/26/05       107,427        257,307
                                18,750 (4)      2.4           4.00          2/26/05        35,809         85,769
E. Ronald Elswick               59,375 (3)      7.7           4.00          2/26/05       113,396        271,602
                                15,625 (4)      2.0           4.00          2/26/05        29,841         71,474
William R. Mansfield            17,642 (3)      2.3           4.00          2/26/05        33,693         80,701
                                22,358 (4)      2.9           4.00          2/26/05        42,700        102,273
William J. Palumbo              46,875 (3)      6.1           3.75           5/1/05        83,928        201,021
                                 3,125 (4)      0.4           3.75           5/1/05         5,595         13,401
Michael P. Cronin              106,664 (3)     13.9           3.75         10/24/05       190,977        457,424
                                93,336 (4)     12.2           3.75         10/24/05       167,114        400,268

-------------

(1) All options were granted under the Company's Stock Option Plan. Generally, options granted under the Company's Stock Option Plan become exercisable over a four year period (25% after the first twelve months and 2.083% each month thereafter) and have eight year terms, so long as the optionee's employment with the Company continues. Incentive stock options are granted at no less than fair market value as determined by the Board of Directors, provided that grants to 10% stockholders have an exercise price not less than 110% of fair market value. Non- qualified stock options have an exercise price of not less than 85% of fair market value.

(2) This column reflects the potential realizable value of each grant assuming that the market value of the Company's Common Stock appreciates at five percent or ten percent annually from the date of grant over the term of the option. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the option term will be at the assumed five percent or ten percent levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(3)      Incentive stock option.

(4)      Non-qualified stock option.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth information concerning option exercises and option holdings under the Company's Stock Option Plan for the fiscal year ended December 31, 1997, with respect to the Named Executive Officers.


              AGGREGATE OPTIONS EXERCISED IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES



                                                             NUMBER OF UNEXERCISED OPTIONS   VALUE OF UNEXERCISED, IN-THE-MONEY
                                NUMBER OF        SHARES        HELD AT DECEMBER 31, 1997      OPTIONS AT DECEMBER 31, 1997(2)
                                 ACQUIRED        VALUE       -----------------------------   ----------------------------------
          NAME                 ON EXERCISE  REALIZED($)(1)     EXERCISABLE  UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
--------------------------     -----------  --------------   -------------- --------------   ---------------  -----------------
Bruce M. Holland(3)                  0            N/A             81,249        168,751           $      0           $     0

Gary L. Bliss                        0            N/A             51,562         98,438             41,894            19,043

E. Ronald Elswick                    0            N/A             34,375         90,625             27,930            12,695

William R. Mansfield(3)              0            N/A             91,145        123,855                  0                 0
William J. Palumbo                   0            N/A             76,562              0            107,206                 0

Michael P. Cronin(3)                 0            N/A                  0        200,000                  0                 0

---------------

(1) Based on the fair market value of the Common Stock on the exercise date, less the per share exercise price.

(2) Based on the fair market value of the underlying shares of Common Stock of $2.81 per share, the closing price on December 31, 1997, as reported by Nasdaq, less the per share exercise price.

(3) All options held by Messrs. Holland, Mansfield, and Cronin are at prices above the $2.81 per share closing price reported by Nasdaq on December 31, 1997.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         For fiscal 1997, the compensation of the executive officers of the Company was determined by the entire Board of Directors. Since October 11, 1995, the Company's Compensation Committee has made recommendations to the Board regarding compensation of executive officers. Mr. Holland, a member of the Board of Directors and the President of the Company, has participated in the deliberations of the Board of Directors concerning executive officer compensation, other than his own compensation.

DIRECTOR COMPENSATION

         Directors currently do not receive compensation from the Company for their service as members of the Board, but they are reimbursed for their expenses in attending board and committee meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From May 1990 through December 31, 1997, the Company had a sublease with Incubix, Inc., pursuant to which the Company subleased its offices located at 1650 38th Street, Suite 202E, Boulder, Colorado. Mr. Holland, the Company's President and Chief Executive Officer, is the president and controlling shareholder of Incubix, Inc. The sublease was on a month to month basis with original payments of $3,333 per month. In May 1994, the monthly payment was increased to $5,334, and in 1996, was subsequently increased to $5,534.
Incubix leased the space from an unaffiliated landlord under a lease which provided for average monthly lease payments of $5,820 in 1996 and $6,097 in 1997.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the best of the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to transactions during 1997 by its officers, directors and greater than 10% beneficial owners were complied with.


           2.  APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

         The Employee Stock Purchase Plan (the "Purchase Plan") provides employees (including officers) of the Company and its majority-owned subsidiaries with an opportunity to purchase through payroll deductions Common Stock at a purchase price that is 85% of the lower of the fair market value of Common Stock at the beginning or end of an offering period. In March 1998, the Board of Directors adopted an amendment to the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000, bringing the total number of shares reserved for issuance under the Purchase Plan to 800,000 shares and providing for an annual replenishment of shares issued during the year. The proposed share increase and replenishment provision will ensure that an adequate number of shares are available for issuance under the Plan for the foreseeable future.

PROPOSED AMENDMENT

         At the Annual Meeting, the stockholders are being asked to approve the amendment to the Purchase Plan which increases the number of shares of Common Stock authorized to be issued thereunder from a total of 500,000 shares to a total of 800,000 shares and provides for an annual increase in the number of shares available under the Plan in an amount equal to the lesser of the number of shares of Common Stock issued under the Plan during the year or an amount determined by the Board.

VOTE REQUIRED

         The affirmative vote of a majority of the shares represented at the meeting (exclusive of broker non-votes) will be required to approve the proposed amendment to the Purchase Plan.

RECOMMENDATION

         THE BOARD OF DIRECTORS OF SPECTRALINK RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

DESCRIPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

         The following is a summary of the terms of the Purchase Plan. Copies of the Purchase Plan are available upon request from the Company. In addition, a copy of the Purchase Plan is on file with the SEC.

         Purpose. The purpose of the Purchase Plan is to provide employees (including officers) of the Company with an opportunity to purchase Common Stock through payroll deductions.

         Administration. The Purchase Plan may be administered by the Board of Directors of the Company or by a committee appointed by the Board and is currently being administered by the Compensation Committee. All questions of interpretation or application of the Purchase Plan are determined by the Compensation Committee, whose decisions are final, conclusive and binding upon all participants.

         Eligibility and Participation. Any employee (including an officer) who is employed for at least 20 hours per week and more than five months per calendar year by the Company is eligible to participate in the Purchase Plan, provided that such employee is so employed on the date his or her participation in the plan is effective and subject to limitations imposed by Section 423(b) of the Internal Revenue Code and limitations on stock ownership described in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office, prior to the commencement of the applicable offering period, a subscription agreement authorizing payroll deductions.


                 3. APPROVAL OF AMENDMENT TO STOCK OPTION PLAN

         The Company's Stock Option Plan (the "Option Plan") provides for the grant of incentive stock options to key employees of the Company and of non-qualified stock options to key employees, consultants and directors, as selected by the Committee.

PROPOSED AMENDMENT

         At the Annual Meeting, the stockholders are being asked to approve the amendment to the Option Plan adopted by the Board of Directors in March 1998, increasing the number of shares of Common Stock authorized to be issued thereunder from a total of 4,000,000 shares to a total of 5,000,000 shares.

VOTE REQUIRED

         The affirmative vote of a majority of the shares represented at the meeting (exclusive of broker non-votes) will be required to approve the proposed amendment to the Option Plan.

RECOMMENDATION

         THE BOARD OF DIRECTORS OF SPECTRALINK RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.


DESCRIPTION OF THE STOCK OPTION PLAN

         The following is a summary of the terms of the Option Plan. Copies of the Option Plan are available upon request from the Company. In addition, a copy of the Option Plan is on file with the SEC.

         Purpose. The Option Plan was established for the purpose of providing key employees and those associated with the Company the opportunity to participate in the growth of the Company through the purchase of Common Stock.

         Administration. The Option Plan is administered by the compensation committee of the Company's Board of Directors (the "Committee"). The Committee determines the key employees and consultants eligible to receive options and the terms thereof, all in a manner consistent with the Option Plan.

         Shares Subject to Options. The Option Plan, as proposed to be amended, provides that the total number of shares of Common Stock that may be subject to options shall be 5,000,000 shares. Shares subject to any option which terminates or expires unexercised shall be available for subsequent grants.

         Eligibility. The Option Plan provides for the grant of incentive stock options to key employees of the Company and of non-qualified stock options to key employees, consultants and directors, as selected by the Committee.

         Terms of Options. The exercise price of incentive stock options granted under the Option Plan shall be at least 100% of the fair market value of the Common Stock on the date of grant and at least 110% of such value for incentive stock options granted to any holder of 10% or more of the voting power of all classes of stock of the Company. The exercise price of non-qualified stock options shall be at least 85% of the fair market value of the Common Stock on the date of grant. Options granted under the Option Plan shall be exercisable for no more than eight years or, in the case of incentive stock options granted to a 10% stockholder, for no more than five years. The Committee may provide that any optionee may pay for shares upon exercise of an option (i) in cash or (ii) by transferring to the Company shares of Common Stock held for at least six months prior to the date of exercise. Under certain circumstances, including termination of employment upon disability or death, the option may be exercised for an extended period. As of December 31, 1997, options to purchase a total of 880,662 shares of Common Stock had been exercised, options to purchase a total of 1,813,874 shares at a weighted average price of $2.80 per share were outstanding and 1,305,464 shares remained available for future option grants.

                    4. RATIFICATION OF SELECTION OF AUDITORS

         The Board has selected Arthur Andersen LLP, independent public accountants, as independent auditors for the Company for 1998. A resolution will be submitted to stockholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by stockholders is not a legal prerequisite to the Board's selection of Arthur Andersen LLP as the Company's independent public accountants, the Company believes such ratification to be appropriate. If the stockholders do not ratify the selection of Arthur Andersen LLP, the selection of independent public accountants will be reconsidered by the Board; however, the Board may select Arthur Andersen LLP, notwithstanding the failure of the stockholders to ratify its selection.

         The Board expects that representatives of Arthur Andersen LLP will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         Arthur Andersen LLP has been the Company's independent public accountants since 1991. During the fiscal year ended December 31, 1997, Arthur Andersen LLP performed audit and other services for the Company including attendance at meetings with the Audit Committee and the Board on matters related to the audit, consultations during the year on matters related to accounting, financial reporting and the review of financial and related information that was included in filings with the Securities and Exchange Commission.

         The appointment of auditors is approved annually by the Board. The decision of the Board is based upon the recommendation of the Audit Committee of the Board. In making its recommendation as to the appointment of auditors, the Audit Committee reviews both the proposed audit scope and the estimated audit fees for the coming year.

         THE BOARD OF DIRECTORS OF SPECTRALINK RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

                            5. MISCELLANEOUS MATTERS

         As of the date of this Proxy Statement, the Board knows of no business that will be presented for consideration at the meeting other than that which has been referred to above. As to other business, if any, that may come before the meeting, proxies in the enclosed form will be voted in accordance with the judgment of the person or persons voting the proxies.

         The Company's Certificate of Incorporation and Bylaws require that there be furnished to the Company written notice with respect to the nomination of a person for election as a director (other than a person nominated at the direction of the Board), as well as the submission of a proposal (other than a proposal submitted at the direction of the Board), at a meeting of stockholders. In order for any such nomination or submission to be proper with respect to the 1999 Annual Meeting, the notice must contain certain information concerning the nominating or proposing stockholder, and the nominee or the proposal, as the case may be, and must be furnished to the Company between January 31, 1999, and March 2, 1999. A copy of the applicable provisions of the Certificate of Incorporation and Bylaws may be obtained by a stockholder, without charge, upon written request to the Secretary of the Company at its principal executive offices.

         In addition to the foregoing, in accordance with the rules of the SEC, any proposal of a stockholder intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Secretary of the Company by December 12, 1998 in the form and subject to the other requirements of the applicable rules of the SEC, in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 1999 Annual Meeting.

COST OF PROXY SOLICITATION

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of Common Stock. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies personally or by telephone. No compensation other than their regular compensation will be paid to officers or employees for any solicitation which they may make.

         At any time prior to being voted, the enclosed proxy is revocable by written notice to the Secretary of the Company or by appearance at the meeting to vote in person.


                                        By Order of the Board of Directors,


                                        William R. Mansfield
                                        Secretary

April 10, 1998

                                      PROXY

                             SPECTRALINK CORPORATION

                               5755 Central Avenue
                             Boulder, Colorado 80301

     The undersigned hereby appoints Bruce M. Holland and William R. Mansfield each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of SpectraLink Corporation (the "Company") held of record by the undersigned on March 13, 1998 at the Annual Meeting of Stockholders to be held on May 12, 1998 and any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

     PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE.      SEE REVERSE
    SIDE                                                                SIDE

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it, and return your Proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

SINCERELY,

SPECTRALINK CORPORATION






      PLEASE MARK
 [X]  VOTES AS IN
      THIS EXAMPLE


1.  Election of Directors

    Nominees:  Bruce M. Holland, Carl D. Carman,
               Burton J. McMurtry, F. Gibson Myers Jr.

               FOR           WITHHELD
               [ ]              [ ]


  [ ]
      --------------------------------------
      For all nominees except as noted above



                                          FOR         AGAINST    ABSTAIN
2.  Amend the Stock Purchase Plan to      [ ]           [ ]        [ ]
    increase shares of Common Stock.

3.  Amend the Stock Option Plan to        [ ]           [ ]        [ ]
    increase shares of Common Stock.

4.  Ratify the selection of Arthur        [ ]           [ ]        [ ]
    Andersen LLP, independent public
    accountants, as auditors.

5. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians, or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.


Signature                                     Date
          ---------------------------------          --------------------------





Signature                                     Date
          ---------------------------------          --------------------------